EXHIBIT 99.2

1. XBE Tech’s SAIC Filing

查询日期：2011-5-3 15:55:40

注册号	320322000013076	企业信用等级	A
旧注册号	3203222101618		
名称核准号	3203008054014		
企业名称	徐州碧水环境科技有限公司		
住所	沛县杨屯工业园区孔庄村		
住所产权	无偿使用权	住所使用截止日期	
法定代表人证件号码	320322690925251	法定代表人姓名	孔凡江
所属行业	科技交流和推广服务业	企业类型	有限公司(自然人独资)
注册资本（万元）	100		
登记机关	徐州市沛县工商行政管理局	所属管区	徐州市沛县工商行政管理局龙固分局
被委托机关	徐州市沛县工商行政管理局	城乡标志	乡村
设立日期	2006-11-29	年检日期	2010-08-09
年检年度	2009		
许可经营项目			
一般经营项目			
经营范围	环境科学技术、环保设备的研究与试验发展；环境工程项目的设计及工程施工；环保设备的销售。		
重热点行业			
经营期限(起)	2006-11-29	经营期限(止)	2026-11-28
发照日期	2009-12-11	核准日期	2009-11-27
分期到位标志	否	副本份数	1
从业人数	7	下岗人数	0
投资者人数	1	投资者中下岗职工人数	
雇工人数	4	雇工中下岗职工人数	0
安置下岗职工人数	0	安置高校毕业生	
合伙人（投资者）中高校毕业生		雇工人数中高校毕业生	
联系电话	13721987882	传真	
电子邮件		网址	
邮政编码	221612	备注	

[股东]

股东名称	股东类型	证件类型	股东认缴额（万元）
孔凡江	境内中国公民	身份证	100

[董事、监事、经理]

姓名	证件类型	证件编号	成员类型	产生方式
孔凡江	身份证	320322690925251	执行董事兼总经理	委派
刘永进	身份证	320322621218253	监事	委派

		Time of Inquiry: 2011-5-3 15:55:40
Business Registration No.	320322000013076	Company Credit Rating	A
Business Registration No. (old)	3203222101618
Name Approval No.	320300M054014
Company Name	Xuzhou Bishui Environmental Science Technology Co., Ltd.
Domicile	Kongzhuang Village, Yangtun Industrial Park Area, Peixian County
Property Right of the Domicile	Right to use for free	Due Date of Domicile Use Right
Legal Representative's ID Card No.	320322690925251	Name of Legal Representative	Fanjiang KONG
Industry	Scientific and technological exchange and promotion service industry	Company Nature	Limited company (natural person sole proprietorship)
Registered Capital	RMB 1 million
Registration Authority	Peixian County Administration for Industry and Commerce, Xuzhou City	Jurisdiction	Longgu Sub-branch of Peixian County Administration for Industry and Commerce, Xuzhou City
Entrusted Authority	Peixian County Administration for Industry and Commerce, Xuzhou City	Urban or Rural	Rural
Date of Establishment	November 29, 2006	Annual Examination Date	August 9, 2010
Year for Annual Examination	2009
Approved Operating Items
General Operating Items
Business Scope
Research and development of environmental science and technologies and environmental equipment; design and engineering construction of environmental engineering projects; sale of environmental equipment

Important Industry
Duration of Business (commencing on)	November 29, 2006	Duration of Business (ending on)	November 28, 2026
Date of Issuance of Business License	December 11, 2009	Verification Date	November 27, 2009
Vesting Symbol	No	Number of Duplicate	1
Number of Employees	7	Number of Laid-Offs	0
Number of Investors	1	Number of Laid-Offs among All Investors
Number of Employed Workers	4	Number of Laid-Offs among All Employed Workers	0
Number of Arranged Laid-Offs	0	Number of Arranged University Graduates
Number of University Graduates among All Partners (Investors)		Number of University Graduates among All Employed Workers
Contact Phone Number	13721987882	Fax No.
Email		Website
Post Code	221612	Remark

Shareholders:

Name of Shareholder	Type of Shareholder	Type of ID Card	Shareholder Subscribed Capital
Fanjiang KONG	PRC Citizen	PRC ID Card	RMB 1 million

Members of Board of Directors and Board of Supervisors and Managers

Name	Type of ID Card	ID No.	Title
Fanjiang KONG	PRC ID Card	320322690925251	Executive Director and General Manager
Sujin LIU	PRC ID Card	320322621218253	Supervisor

/special chop for business registration of Peixian County Administration for Industry and Commerce, Xuzhou City/

2. XBE Tech’s Business License

Business License for Enterprise Legal Person (Duplicate Copy)
License No.:	520522000200911270022S
Registration No.:	320322000013076
Company Name:	Xuzhou Bishui Environmental Science Technology Co., Ltd.
Domicile:	Kongzhuang Village, Yangtun Industrial Park Area, Peixian County
Legal Representative:	Fanjiang KONG
Registered Capital:	RMB 1 million
Paid-in Capital:	RMB 1 million
Company Nature:	Limited company (natural person sole proprietorship)
Business Scope:
Research and development of environmental science and technologies and environmental equipment; design and engineering construction of environmental engineering projects; sale of environmental equipment

Date of Establishment:	November 29, 2006
Duration of Business:	November 29, 2006 through November 28, 2026

Status of Annual Examination
/chop/ 2008	/seal/	2009 2010